Supplement to the
Fidelity® Advisor Tax Managed Stock Fund
Institutional Class
August 7, 2001
Prospectus

Shareholder Meeting. On or about November 14, 2001, a meeting of the shareholders of Fidelity® Advisor Tax Managed Stock Fund will be held to vote on various proposals. Shareholders of record on September 17, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-522-7297 to request a free copy of the proxy statement.

ATMSI-01-01 September 17, 2001
1.763354.100

Supplement to the
Fidelity® Advisor Tax Managed Stock Fund
Class A, Class T, Class B, Class C
August 7, 2001
Prospectus

Shareholder Meeting. On or about November 14, 2001, a meeting of the shareholders of Fidelity® Advisor Tax Managed Stock Fund will be held to vote on various proposals. Shareholders of record on September 17, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-522-7297 to request a free copy of the proxy statement.

ATMS-01-01 September 17, 2001
1.763353.100

Supplement to the
Fidelity® Tax Managed Stock Fund
December 22, 2000
Prospectus

Shareholder Meeting. On or about November 14, 2001, a meeting of the shareholders of Fidelity® Tax Managed Stock Fund will be held to vote on various proposals. Shareholders of record on September 17, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces similar information found in the "Fee Table" section on page 5.

Shareholder Fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than two years (as a % of amount redeemed)	1.00%
Annual account maintenance fee (for accounts under $2,000)	$12.00

The following information replaces similar information found in the "Account Features and Policies" section on page 18.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $5,000, except fund positions not subject to account minimums. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the trading fee, if applicable, on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

TMG-01-02 September 17, 2001
1.759069.101